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                                                                   EXHIBIT 23.1



                        INDEPENDENT AUDITOR'S CONSENT



          We consent to the use of our reports dated August 3, 1995 incorporated herein by reference.


                                             /s/ KPMG Peat Marwick LLP


Orange County, California
March 5, 1996